(THE CATHOLIC FUNDS LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2002

THE CATHOLIC EQUITY FUND

THE CATHOLIC MONEY MARKET FUND

                               The Catholic Funds
                                 1-877-222-2402

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                  2           Letter to Shareholders

                  8           The Catholic Equity Fund

                  10          The Catholic Money Market Fund

                  12          Schedules of Investments

                  22          Statements of Assets & Liabilities

                  23          Statements of Operations

                  24          Statements of Changes in Net Assets

                  26          Financial Highlights

                  30          Notes to Financial Statements

                  37          Report of Independent Accountants

                  38          Directors and Officers

Letter to Shareholders

Dear Fellow Shareholder:

This is the annual report of The Catholic Funds. It covers the twelve months beginning October 1, 2001 and ending September 30, 2002.i<F1>

                          FUND PERFORMANCE AND OUTLOOK

For investment performance and outlook, please see the reports of the investment firms that manage the daily investment activities of The Catholic Equity Fund and The Catholic Money Market Fund.ii<F2>

We continue to believe that The Catholic Equity Fund (the "Fund") is an excellent core investment for the stock portion of an investor's asset allocation. (Each investor should determine what share of investment assets should be in stocks by considering age, time frame for needing funds, tolerance for ups and downs, and other factors.) The Fund is an excellent core investment because it invests in all of the companies in the S&P 500(R) Indexiii<F3> except for six excluded for abortion reasons. As a result, by investing in the Fund, an investor automatically achieves broad diversification and participation in a substantial portion of the total stock market. In addition, by owning shares of The Catholic Equity Fund an investor can help to reform corporate behavior through the Fund's Catholic-value advocacy program.

                        GIVING VOICE TO CATHOLIC VALUES

By investing in The Catholic Equity Fund, you join with Catholic institutions and religious orders, as well as with other religious institutions and other mutual funds, in a broad effort to improve the ethical and moral performance of almost 500 important companies. Through its membership in Interfaith Center on Corporate Responsibility (ICCR), The Catholic Funds can coordinate its efforts with and receive assistance from a substantial number of other faith-based institutional investors that try to improve corporate conduct. The Fund's primary goal in this broad effort is to encourage companies to honor the dignity and primacy of the human person in the workplace as called for by Catholic social teaching. To try to achieve this goal, the Fund focuses on three specific areas of corporate conduct:

     o  Fair treatment of employees;
     o  Fair but not excessive compensation of management; and
     o  Effective oversight by the board of directors.

In developing this program, we are benefiting from the advice of our board member, Professor Thomas Bausch, and two other distinguished individuals who have expertise in business matters and Catholic social teaching. They are Fr. Michael H. Crosby and Professor Michael J. Naughton. Fr. Crosby is a Milwaukee-based Capuchin who is one of the pioneers in the effort to help faith-based investors influence corporate behavior. Professor Naughton teaches at the University of St. Thomas in St. Paul and is director of that university's John
A. Ryan Institute for Catholic Social Thought. We expect to add similarly qualified individuals to form a Board of Advisors.

What follows is a report on the advocacy efforts of The Catholic Equity Fund to date.

                         VOTING AT SHAREHOLDER MEETINGS

The Fund is entitled to vote on all proposals that come before the shareholder meetings of the 494 companies whose stock the Fund owns. At such a meeting, the company management makes some of the proposals, and shareholders submit others. Some proposals are routine and uncontroversial, while others are contested.

During the period from April 3, 2002 through September 30, 2002, the Fund cast 208 votes in 66 shareholder meetings. The Fund voted contrary to the recommendation of the company's management in approximately one out of three votes. Putting aside about 80 uncontroversial issues, the Fund voted contrary to management slightly over half of the time on contested proposals. Described below are some of the Fund's votes that were contrary to management recommendations.

FAIR TREATMENT OF EMPLOYEES

TREAT WORKERS PROPERLY--The Fund voted for all five shareholder resolutions that asked companies to implement a code of conduct based on standards established by a United Nations agency, the International Labor Organization. The code would apply to the company itself and to its vendors. The standard affirms the rights of workers to organize and to be free of discrimination, sweatshop conditions, and forced labor.

AFFIRM LONG-TIMERS--In recent years, companies have sought to save money by converting their traditional defined benefit pension plans into cash balance plans. Often this saving comes at the expense of the future pensions of employees who have committed a substantial part of their working lives to the company. The Fund voted for a shareholder proposal asking the board to give vested employees the option of converting to the cash balance plan or continuing in the defined benefit plan.

FAIR BUT NOT EXCESSIVE COMPENSATION OF MANAGEMENT

INAPPROPRIATE STOCK OPTION PLANS--The Fund voted against five management-sponsored resolutions asking shareholders to approve a stock option plan for executives. The Fund voted "no" because a plan was too costly and/or it allowed stock options to be re-priced if the company's share price would drop below the original option price.

"POISON PILLS"--Three shareholder resolutions sought to require shareholder approval of any shareholder rights--also known as "poison pill"--plan. Those plans are intended to help fight off a hostile takeover attempt. They typically allow shareholders to purchase shares from or sell shares back to the current company and/or the acquiring company, at a price substantially different from fair market value. The effect is to make the acquisition less attractive to the interested company. Since management may have a personal interest in fighting off a merger that would benefit the shareholders, the shareholders should be able to vote on the plan. In all three cases, the Fund voted to require shareholder approval of such plans.

"GOLDEN PARACHUTES"--The Fund voted for the only shareholder proposal that sought to require shareholder approval of a special severance payment--also known as a "golden parachute"--to senior executives that would be triggered if the company were acquired. While many such payments are meritorious because they help ensure competent guidance through an acquisition that benefits the shareholders, there have been instances where the amounts paid were clearly excessive. Shareholders should be able to protect themselves from such abuses.

PAY EXECUTIVES FOR PERFORMANCE--Three proposals sought to tie executive compensation to relevant performance. One asked that bonus formulae be designed so that pension fund gains do not distort the bonus. Another asked that all stock option plans for senior executives be based on performance. A third asked that the pay of top executives take into account both the achievement of certain non-financial--e.g., social and environmental--objectives and the size of the disparity between their compensation and that of the lowest paid workers. The Fund voted for each of these proposals.

EFFECTIVE OVERSIGHT BY THE BOARD OF DIRECTORS

CPA AUDIT FIRMS THAT ALSO CONSULT--On the agenda of 39 of the meetings was a resolution to ratify the hiring of the company's outside CPA firm. The Fund voted against 25 of these resolutions to protest the fact the proposed auditor did more consulting work than auditing work. This practice unduly tempts the auditing firm to be too accommodating to management in its audit work in order to retain the consulting business. This diminishes the board's ability to provide effective oversight.

DISAPPOINTING DIRECTORS--The agenda of 63 of the meetings included the election of directors. In these elections, the numbers of slots is equal to the number of candidates so that a shareholder's choices are to either vote for a director or withhold a vote for a director. The Fund withheld a vote for at least one director in 13 of these elections. The Fund withheld these votes to protest:

     o the failure of inside directors to establish a completely independent nominating committee (6),
     o  an inside director standing as a member of the nominating committee
        (2),
     o failure of the board to carry out a resolution that the shareholders at a previous meeting had passed by majority vote (1),
     o voting for paying dissident shareholders $10 million dollars in order to buy off a proxy contest (1), and
     o  poor attendance at board meetings (3).

                            WRITING LETTERS TO CEOS

We believe that we can help improve corporate behavior by informing CEOs that The Catholic Equity Fund owns shares and that we will advocate to change any corporate behavior that is inconsistent with our focus based on Catholic teaching. We are in the process of working out how best to do this.

Shortly after The Catholic Equity Fund was formed in April of this year, we wrote an informational letter to the CEO of each of the 494 companies then in the portfolio. Since then, we have written to the CEO of each company that has been added to the S&P 500(R) Index when another company has been deleted. We have received approximately 63 responses to about 506 letters. The responses have ranged from a personal call by a CEO, to customized letters specifically addressing our three areas of focus, to standardized letters sending information about the company, to mistaken form-letter responses as though our letter had been a request for a grant from the company or its foundation.

Additionally, we wrote to the CEOs of 24 companies expressing our concern over a particular issue (say, that the company's nominating committee is not fully independent) and asking for the company's view of it.So far we have received 7 responses, each of which presented the company's side of the issue.

We have also sent congratulatory letters to three companies that were among the earliest to announce that they would now begin to reflect in their profit and loss statement the cost of granting stock options to executives. Two of the three companies responded with a thank you letter.

We plan to continue to experiment with these and other direct communications with CEOs. As noted above, we believe that many small efforts of many shareholders can have a cumulative affect and eventually cause significant changes in corporate behavior.

                         FILING SHAREHOLDER RESOLUTIONS

Since our shareholder-resolution program is new, we would like to provide you with some background information about that process.

Any individual or entity that has owned at least $2,000 worth of a company's stock for at least a year can file a resolution to be voted on at the company's shareholder meeting. The company can refuse to put the resolution to a shareholder vote if it fails to meet requirements established by the Securities and Exchange Commission. For example, a company need not present a shareholder resolution that deals merely with the "company's ordinary business operations." These normally are considered to be within the realm of a company's managers rather than its board of directors.

Generally, a company and a resolution filer will engage in dialogue. Sometimes enough progress is made that the shareholder will withdraw its resolution and continue to work with the company informally. If that does not occur, the shareholders will vote on the resolution at the company's annual meeting. Because most individual shareholders do not bother to vote and many mutual funds tend to side with management for a number of reasons, very few shareholder resolutions have achieved a majority vote. Still, the history has shown that the cumulative effect of shareholder resolutions, proxy voting, letter-writing and dialogue by a number of shareholders over a period of years can be sufficient to cause significant changes in corporate conduct.

The faith-based investors that are part of ICCR cooperate in filing resolutions. Typically, for any particular resolution at a particular company, one faith-based investor will serve as the primary filer and others as co-filers of the resolution. The primary filer undertakes the responsibility of dialogue, resisting challenges to the resolution and other tasks. The co-filers may, but need not, participate in these activities.

Since most of the deadlines for filing shareholder resolutions are in the fall and most shareholder meetings are in the spring, there is a shareholder resolution "season". The Catholic Equity Fund will participate in the 2002-03 season by filing several resolutions.

RESOLUTIONS FOR WHICH WE WILL BE PRIMARY FILER

We expect to be the primary filer of a pay-disparity resolution that is based on studies of the ratio of an average CEO's compensation to the pay of the average production worker. The studies show that in 1982 the average CEO was paid 42 times as much as the average production worker. As of 2001, this ratio had increased to 411 times the average worker's pay. If CEO pay were compared to the pay of the lowest paid worker, the ratio would of course be even higher. As
               ------
our adviser Professor Naughton points out in his book Managing As If Faith Mattered iv<F4>, such a pay disparity raises serious questions about whether the company's compensation system meets the Christian standard of a just wage.

Our adviser Father Crosby drafted our pay-disparity resolution that asks a company to provide shareholders with a report comparing the total compensation of the company's top executives to the pay of its lowest paid workers both in this country and abroad. The report should show these ratios as of 1982, 1992 and 2002 and should explain why any increase is reasonable and/or make recommendations to adjust CEO pay to a more reasonable level.

We plan to file this resolution with two companies whose 2001 ratio of CEO to average worker pay is very high and that had more than one executive who received the lowest ranking in a Business Week study that compared executive pay to shareholder return. As a result of our membership in ICCR, other faith based investors plan to file the same resolution with other companies.

RESOLUTIONS FOR WHICH WE WILL BE A CO-FILER

We will serve as a co-filer of several additional resolutions of two types. One type of resolution will address executive compensation issues. The other type ask companies to adopt standards and policies that will ensure that their employees and those of their vendors will enjoy appropriate rights, working conditions and compensation.

THANK YOU

We continue to appreciate your trust and confidence during these challenging times.

/s/Daniel J. Steininger                         /s/Theodore F. Zimmer

Daniel J. Steininger                            Theodore F. Zimmer
Chairman of the Board                           President

i<F1> During that period (on April 2, 2002), we consolidated the three original Catholic equity funds into a single fund--The Catholic Equity Fund. Though The Catholic Funds now consists of two mutual funds--The Catholic Equity Fund and The Catholic Money Market Fund--we included in this report some information about the three original equity funds that ended on April 2, 2002--The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund, and The Catholic Disciplined Capital Appreciation Fund.

ii<F2> An investment in The Catholic Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

iii<F3> "S&P 500" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Catholic Funds. The Catholic Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's(R) and Standard & Poor's makes no representations regarding the advisability of investing in the Funds.

iv<F4>  Helen J. Alford, O.P. and Michael J. Naughton, Managing As If Faith
Mattered: Christian Social Principles in the Modern Organization, University of Notre Dame Press 2001.

The Catholic Equity Fund

The Catholic Equity Fund1<F5> is passively managed to replicate the S&P 500 Index except for the exclusion of companies that participate in abortion. As of September 30, 2002, the stock of six companies representing 1.95% of the value of the portfolio were excluded, so that the portfolio comprised 494 of the S&P 500 companies. The six excluded companies were Health Management Associates, Inc., HealthSouth Corp., Tenet Healthcare Corp., HCA Inc., Pharmacia Corp., and Wyeth. From April 3, 2002 through September 30, 2002, the total return of The Catholic Equity Fund would have been 0.0964% (or 9.64 basis points) higher if the portfolio had included all of the companies in the S&P 500 Index.

PORTFOLIO MANAGER:

Mellon Equity Associates is an independently run, wholly owned subsidiary of Mellon Financial Corporation located in Pittsburgh, Pennsylvania. It advises passive and active accounts for institutional and individual clients since 1983. Today, we manage over $14 billion in assets for 113 clients.

The portfolio manager, Thomas Durante, joined Mellon Equity Associates in January 2000. In addition to The Catholic Equity Fund, Tom manages several index accounts at Mellon Equity. Tom earned a BS in accounting from Fairfield University in 1982.

COMMENTARY:

Since the beginning of the second quarter, the large capitalization equity market as represented by the S&P 500 Index has continued to decline. Negative sentiment resulting from earnings concerns, shaken investor confidence and fears of war overrode longer term valuation reasons for owning stocks. Securities in the technology sector were the poorest performers in the index. An increase in capital expenditures failed to materialize which led most of the computer hardware and semiconductor stocks down sharply. Consumer stocks have done relatively well as homeowners have been able to refinance their mortgages due to the low interest rates, which has provided extra disposable income.

The markets are being driven down by negative sentiment associated, in large part, with a crisis of confidence among investors flowing from issues of fraud, corporate governance and controversial accounting. U.S. officials are addressing these issues to increase transparency to shareholders. During this fallout period companies have taken massive write-offs and earnings revisions. The U.S. economy has been growing for nearly a year. Recently the Federal Reserve took an accommodative stance toward monetary policy and cut the discount rate. The prices of stocks have corrected sharply over the past few years and historically investors have been rewarded for a focus on valuation over the long run.

1<F5> At the close of business on April 2, 2002, the three original Catholic Equity Funds reorganized into a single equity fund -- The Catholic Equity Fund. All shareholders of the three original equity funds automatically became owners of the same value of shares in the new Catholic Equity Fund. There was no change in The Catholic Money Market Fund. As a result, the Catholic Funds Family now consists of two funds -- The Catholic Equity Fund and The Catholic Money Market Fund.

                       THE CATHOLIC EQUITY FUND - CLASS A
                         GROWTH OF A $10,000 INVESTMENT

         The Catholic Equity Fund -  The Catholic Equity Fund -
    Date           Class A                 Class A w/load       S&P 500 Index
    ----           -------                 --------------       -------------
    5/3/99        $10,000                      $9,600               $10,000
   6/30/99        $10,290                      $9,878               $10,306
   9/30/99         $9,690                      $9,302                $9,663
  12/31/99        $10,855                     $10,421               $11,101
   3/31/00        $11,155                     $10,709               $11,356
   6/30/00        $10,945                     $10,507               $11,055
   9/30/00        $10,965                     $10,526               $10,948
  12/31/00        $10,302                      $9,890               $10,092
   3/31/01         $9,338                      $8,964                $8,895
   6/30/01        $10,000                      $9,600                $9,416
   9/30/01         $8,464                      $8,126                $8,034
  12/31/01         $9,385                      $9,010                $8,893
   3/31/02         $9,334                      $8,961                $8,917
   6/30/02         $8,044                      $7,723                $7,722
   9/30/02         $6,632                      $6,367                $6,388

                             AVERAGE ANNUAL RETURNS
                               September 30, 2002

                                                     Since          Inception
                                     1 Year        Inception          Date
                                     ------        ---------        ---------
Class A (without sales load)        (21.65)%        (11.33)%         5/3/99
Class A (with sales load)           (24.77)%        (12.39)%         5/3/99

S&P 500 Index                       (20.49)%        (12.29)%

Class C (without sales load)          n/a             n/a            4/9/02
Class C (with sales load)             n/a             n/a            4/9/02

Class I                               n/a             n/a            4/3/02

Performance information prior to April 3, 2002 reflects performance of The Catholic Disciplined Capital Appreciation Fund, which had a similar, but not identical, investment program to that of The Catholic Equity Fund.

Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fees and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total return would have been lower.

Class A performance has been restated to reflect the maximum sales charge of 4%. Class C performance would reflect the maximum contingent sales charge
(CDSC) of 1% terminating one year after the purchase of shares. Class I shares have no sales load and are for institutional shareholders only.

Performance data is not shown for Class C or Class I shares since they have not been in operation for a full year.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in an index.

                                                   September 30, 2002
                            Ticker Symbols          Net Asset Values
                            --------------          ----------------
     Equity A                   CTHQX                    $6.48
     Equity C                   CTHSX                    $6.48
     Equity I                   CTHRX                    $6.49

                                TOP 10 HOLDINGS
                            As of September 30, 2002

                                                                 Percentage
                                                                     of
  Rank     Ticker      Security Name                             Net Assets
  ----     ------      -------------                             ---------
  1        GE          General Electric Co.                        3.32%
  2        MSFT        Microsoft Corp.                             3.20%
  3        WMT         Wal-Mart Stores, Inc.                       2.95%
  4        XOM         Exxon Mobil Corp.                           2.94%
  5        PFE         Pfizer Inc.                                 2.44%
  6        JNJ         Johnson & Johnson                           2.21%
  7        C           Citigroup Inc.                              2.05%
  8        AIG         American
                         International Group, Inc.                 1.95%
  9        KO          The Coca-Cola Co.                           1.62%
  10       PG          The Procter & Gamble Co.                    1.55%

The Catholic Money Market Fund

PORTFOLIO MANAGER:

Strong Capital Management, Inc. is an active international and domestic equity and fixed-income manager located in Menomonee Falls, Wisconsin. It advises a mutual fund family, Strong Funds, and provides other investment services with over $38 billion in individual and institutional assets. The portfolio manager, Jay N. Mueller, CFA, joined Strong in September 1991 as a securities analyst and portfolio manager. He also serves as Strong's chief economist. Jay received his B.A. in Economics in 1982 from the University of Chicago and is a Chartered Financial Analyst. In addition to The Catholic Money Market Fund, he manages several other money market funds for Strong. He emphasizes the top-down analysis of the economy, interest rates, and the supply of and demand for credit.

COMMENTARY:

Over the last twelve months short term interest rates have fallen to 40-year lows. The final quarter of 2001 saw the Federal Reserve Open Market Committee cut the Federal Funds target three times, to leave the overnight benchmark at 1.75%. The yields on Treasury bills, commercial paper and other short term instruments fell in sympathy with the official rate reductions. At year end 2001, three month commercial paper yielded in the neighborhood of 1.8% while T-bills of the same maturity paid about 1.73%. Consequently, the yields on money market funds--which invest in such short maturity securities--had dropped to unprecedented lows.

The Fed left its rate target unchanged through the first three quarters of 2002, defying the projections of optimists who expected a strengthening recovery to prompt a shift to a more restrictive stance. In fact, economic growth was very uneven, slipping to a meager 1.1% annualized pace in the second quarter after posting a respectable 5.0% in the first. Taken together, the first two quarters of 2002 witnessed growth far below the pace typical of the first year of an expansion.

In part, the sluggishness of the recovery can be attributed to the relative mildness of the 2001 recession; shallow recessions tend to beget shallow recoveries. But there were special factors at work, too. Ongoing concern about terrorism, apprehension over a potential war with Iraq (reflected in higher oil prices), a rash of corporate governance scandals, and a plunging stock market all took their toll on business confidence. Faced with an uncertain future and plagued with the excess capacity and excess debt accumulated in the '90s, corporate managers were extremely reluctant to invest in new plant and equipment or to hire additional workers.

While monetary policy stayed on hold over the first nine months of 2002, market interest rates continued to grind steadily lower. Two year Treasury yields fell to an astonishingly low 1.68% on September 30, right on top of commercial paper rates, and below the Fed's overnight rate target. Money market fund yields remained on a shallow downward slope.

Looking forward, interest rates are unlikely to persist at the current low levels unless the U.S. slips into a Japan-style deflationary stagnation. The Treasury market has implicitly priced in some chance of such an occurrence. But there are compelling differences between the U.S. and Japanese cases. The decade-long Japanese malaise was largely caused by a collapse of the banking system under a mountain of bad loans. The U.S. banking system is relatively well-capitalized and profitable. Japan's bubble was concentrated in real estate, a long-lived asset. In the U.S. the bubble was largely in high-tech and telecommunications, sectors which experience a rapid obsolescence/replacement cycle. Perhaps most importantly, U.S. markets, businesses and public policies are flexible and adaptive. Misallocations of resources are identified and corrected fairly efficiently. The Japanese economic and political systems, on the other hand, are comparatively rigid and non-adaptive.

Assuming we avoid Japan's fate, the U.S. is likely to experience a gradual return to respectable growth, which will eventually incline the Federal Reserve to reverse some of the rate drop of 2001. But even as growth returns there is little cause to anticipate a meaningful rise in inflation, given the slack capacity here and abroad. If inflation stays low then a relatively modest rise in rates may be sufficient to rebalance the economy.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2002

                                                        THE CATHOLIC EQUITY FUND

Common Stocks (99.6%)                                 Shares      Market Value
-------------------------------------------------------------------------------
3M Co.                                                   700           $76,979
Abbott Laboratories                                    2,700           109,080
ACE Limited                                              500            14,805
ADC Telecommunications,
  Inc.*<F6>                                            1,300             1,495
Adobe Systems Inc.                                       350             6,685
Advanced Micro Devices,
  Inc.*<F6>                                              600             3,204
The AES Corp.*<F6>                                       900             2,259
Aetna Inc.                                               300            10,743
AFLAC Inc.                                               900            27,621
Agilent Technologies, Inc.*<F6>                          800            10,448
Air Products and
  Chemicals, Inc.                                        400            16,804
Alberto-Culver Co. -
  Class B                                                100             4,903
Albertson's, Inc.                                        700            16,912
Alcoa Inc.                                             1,500            28,950
Allegheny Energy, Inc.                                   200             2,620
Allegheny
  Technologies, Inc.                                     100               692
Allergan, Inc.                                           200            10,880
Allied Waste
  Industries, Inc.*<F6>                                  300             2,205
The Allstate Corp.                                     1,200            42,660
ALLTEL Corp.                                             500            20,065
Altera Corp.*<F6>                                        700             6,069
Ambac Financial
  Group, Inc.                                            150             8,083
Amerada Hess Corp.                                       200            13,576
Ameren Corp.                                             200             8,330
American Electric
  Power Co., Inc.                                        600            17,106
American Express Co.                                   2,300            71,714
American Greetings
  Corp. - Class A                                        100             1,610
American International
  Group, Inc.                                          4,537           248,174
American Power
  Conversion Corp.*<F6>                                  300             2,868
American Standard
  Companies Inc.*<F6>                                    100             6,362
AmerisourceBergen Corp.                                  207            14,784
Amgen Inc.*<F6>                                        2,190            91,323
AMR Corp.*<F6>                                           300             1,254
AmSouth BanCorp.                                         600            12,444
Anadarko Petroleum Corp.                                 400            17,816
Analog Devices, Inc.*<F6>                                600            11,820
Andrew Corp.*<F6>                                        200             1,310
Anheuser-Busch
  Companies, Inc.                                      1,500            75,900
Anthem, Inc.*<F6>                                        200            13,000
AOL Time Warner Inc.*<F6>                              7,700            90,090
Aon Corp.                                                500            10,245
Apache Corp.                                             240            14,268
Apollo Group, Inc. -
  Class A*<F6>                                           300            13,029
Apple Computer, Inc.*<F6>                                600             8,700
Applera Corp.                                            400             7,320
Applied Materials, Inc.*<F6>                           2,700            31,185
Applied Micro Circuits
  Corp.*<F6>                                             500             1,430
Archer-Daniels-Midland Co.                             1,100            13,761
Ashland Inc.                                             100             2,679
AT&T Corp.                                             6,500            78,065
AT&T Wireless
  Services Inc.*<F6>                                   4,500            18,540
Autodesk, Inc.                                           200             2,534
Automatic Data
  Processing, Inc.                                     1,050            36,509
AutoZone, Inc.*<F6>                                      200            15,772
Avaya Inc.*<F6>                                          600               858
Avery Dennison Corp.                                     200            11,396
Avon Products, Inc.                                      400            18,440
Baker Hughes Inc.                                        600            17,418
Ball Corp.                                               100             5,039
Bank of America Corp.                                  2,600           165,880
The Bank of New York
  Co., Inc.                                            1,300            37,362
Bank One Corp.                                         2,000            74,800
C.R. Bard, Inc.                                          100             5,463
Bausch & Lomb Inc.                                       100             3,317
Baxter International Inc.                              1,000            30,550
BB&T Corp.                                               800            28,032
The Bear Stearns
  Companies Inc.                                         200            11,280
Becton, Dickinson and Co.                                400            11,360
Bed Bath & Beyond Inc.*<F6>                              500            16,285
BellSouth Corp.                                        3,200            58,752
Bemis Co., Inc.                                          100             4,940
Best Buy Co., Inc.*<F6>                                  550            12,270
Big Lots, Inc.*<F6>                                      200             3,166
Biogen, Inc.*<F6>                                        300             8,781
Biomet, Inc.                                             500            13,315
BJ Services Co.*<F6>                                     300             7,800
The Black & Decker Corp.                                 100             4,193
BMC Software, Inc.*<F6>                                  400             5,228
The Boeing Co.                                         1,400            47,782
Boise Cascade Corp.                                      100             2,280
Boston Scientific Corp.*<F6>                             700            22,092
Bristol-Myers Squibb Co.                               3,300            78,540
Broadcom Corp. - Class A*<F6>                            400             4,272
Brown-Forman Corp. -
  Class B                                                100             6,695
Brunswick Corp.                                          200             4,208
Burlington Northern
  Santa Fe Corp.                                         700            16,744
Burlington Resources Inc.                                300            11,508
Calpine Corp.*<F6>                                       600             1,482
Campbell Soup Co.                                        700            15,456
Capital One Financial Corp.                              400            13,968
Cardinal Health, Inc.                                    800            49,760
Carnival Corp.                                         1,000            25,100
Caterpillar Inc.                                         600            22,332
Cendant Corp.*<F6>                                     1,700            18,292
Centex Corp.                                             100             4,435
CenturyTel, Inc.                                         200             4,486
Charter One Financial, Inc.                              420            12,482
ChevronTexaco Corp.                                    1,786           123,680
Chiron Corp.*<F6>                                        300            10,482
The Chubb Corp.                                          300            16,449
CIENA Corp.*<F6>                                         700             2,079
CIGNA Corp.                                              200            14,150
Cincinnati Financial Corp.                               300            10,674
Cinergy Corp.                                            300             9,429
Cintas Corp.                                             300            12,576
Circuit City Stores -
  Circuit City Group                                     300             4,545
Cisco Systems, Inc.*<F6>                              12,600           132,048
Citigroup Inc.                                         8,800           260,920
Citizens Communications
  Co.*<F6>                                               500             3,390
Citrix Systems, Inc.*<F6>                                300             1,809
Clear Channel
  Communications, Inc.*<F6>                            1,050            36,487
The Clorox Co.                                           350            14,063
CMS Energy Corp.                                         200             1,612
The Coca-Cola Co.                                      4,300           206,228
Coca-Cola Enterprises Inc.                               800            16,992
Colgate-Palmolive Co.                                    900            48,555
Comcast Corp. - Class A*<F6>                           1,600            33,376
Comerica Inc.                                            300            14,466
Computer Associates
  International, Inc.                                  1,000             9,600
Computer Sciences Corp.*<F6>                             300             8,337
Compuware Corp.*<F6>                                     600             1,830
Comverse Technology, Inc.*<F6>                           300             2,097
ConAgra Foods, Inc.                                      900            22,365
Concord EFS, Inc.*<F6>                                   900            14,292
ConocoPhillips                                         1,214            56,135
Consolidated Edison, Inc.                                400            16,088
Constellation Energy
  Group, Inc.                                            300             7,437
Convergys Corp.*<F6>                                     300             4,509
Cooper Industries, Ltd. -
  Class A                                                200             6,070
Cooper Tire & Rubber Co.                                 100             1,614
Adolph Coors Co. - Class B                               100             5,630
Corning Inc.*<F6>                                      1,600             2,560
Costco Wholesale Corp.*<F6>                              800            25,896
Countrywide Credit
  Industries, Inc.                                       200             9,430
Crane Co.                                                100             1,976
CSX Corp.                                                400            10,552
Cummins Inc.                                             100             2,362
CVS Corp.                                                700            17,745
Dana Corp.                                               200             2,616
Danaher Corp.                                            300            17,055
Darden Restaurants, Inc.                                 300             7,272
Deere & Co.                                              400            18,180
Dell Computer Corp.*<F6>                               4,500           105,795
Delphi Corp.                                           1,000             8,550
Delta Air Lines, Inc.                                    200             1,858
Deluxe Corp.                                             100             4,506
Devon Energy Corp.                                       300            14,475
Dillard's, Inc. - Class A                                100             2,018
The Walt Disney Co.                                    3,400            51,476
Dollar General Corp.                                     600             8,052
Dominion Resources, Inc.                                 500            25,365
R. R. Donnelley & Sons Co.                               200             4,702
Dover Corp.                                              300             7,614
The Dow Chemical Co.                                   1,600            43,696
Dow Jones & Co., Inc.                                    100             3,841
DTE Energy Co.                                           300            12,210
E. I. du Pont de Nemours
  and Co.                                              1,700            61,319
Duke Energy Corp.                                      1,500            29,325
Dynegy Inc. - Class A                                    600               696
Eastman Chemical Co.                                     100             3,817
Eastman Kodak Co.                                        500            13,620
Eaton Corp.                                              100            $6,374
eBay Inc.*<F6>                                           500            26,405
Ecolab Inc.                                              200             8,346
Edison International*<F6>                                500             5,000
El Paso Corp.                                            945             7,815
Electronic Arts Inc.*<F6>                                200            13,192
Electronic Data
  Systems Corp.                                          800            11,184
EMC Corp.*<F6>                                         3,700            16,909
Emerson Electric Co.                                     700            30,758
Engelhard Corp.                                          200             4,766
Entergy Corp.                                            400            16,640
EOG Resources, Inc.                                      200             7,192
Equifax Inc.                                             200             4,348
Equity Office Properties
  Trust                                                  721            18,616
Equity Residential                                       500            11,970
Exelon Corp.                                             600            28,500
Exxon Mobil Corp.                                     11,700           373,230
Family Dollar Stores, Inc.                               300             8,064
Fannie Mae                                             1,700           101,218
Federated Department
  Stores, Inc.*<F6>                                      300             8,832
FedEx Corp.                                              500            25,035
Fifth Third Bancorp                                    1,000            61,230
First Data Corp.                                       1,300            36,335
First Tennessee National
  Corp.                                                  200             6,934
FirstEnergy Corp.                                        500            14,945
Fiserv, Inc.*<F6>                                        300             8,424
FleetBoston Financial
  Corp.                                                1,800            36,594
Fluor Corp.                                              100             2,444
Ford Motor Co.                                         3,000            29,400
Forest Laboratories, Inc.*<F6>                           300            24,603
Fortune Brands, Inc.                                     300            14,187
FPL Group, Inc.                                          300            16,140
Franklin Resources, Inc.                                 500            15,550
Freddie Mac                                            1,200            67,080
Freeport-McMoRan Copper
  & Gold, Inc. - Class B*<F6>                            200             2,692
Gannett Co., Inc.                                        500            36,090
The Gap, Inc.                                          1,400            15,190
Gateway, Inc.*<F6>                                       500             1,485
General Dynamics Corp.                                   300            24,399
General Electric Co.                                  17,100           421,515
General Mills, Inc.                                      600            26,652
General Motors Corp.                                   1,000            38,900
Genuine Parts Co.                                        300             9,192
Genzyme Corp.*<F6>                                       400             8,244
Georgia-Pacific Corp.                                    400             5,236
The Gillette Co.                                       1,800            53,280
Golden West Financial Corp.                              300            18,654
The Goldman Sachs
  Group, Inc.                                            800            52,824
Goodrich Corp.                                           200             3,776
The Goodyear Tire &
  Rubber Co.                                             300             2,667
W.W. Grainger, Inc.                                      200             8,510
Great Lakes Chemical Corp.                               100             2,402
Guidant Corp.*<F6>                                       500            16,155
H&R Block, Inc.                                          300            12,603
H.J. Heinz Co.                                           600            20,022
Halliburton Co.                                          700             9,037
Harley-Davidson, Inc.                                    500            23,225
Harrah's Entertainment,
  Inc.*<F6>                                              200             9,642
The Hartford Financial
  Services Group, Inc.                                   400            16,400
Hasbro, Inc.                                             300             3,339
Hercules Inc.*<F6>                                       200             1,842
Hershey Foods Corp.                                      200            12,410
Hewlett-Packard Co.                                    5,207            60,766
Hilton Hotels Corp.                                      600             6,828
The Home Depot, Inc.                                   4,000           104,400
Honeywell
  International Inc.                                   1,400            30,324
Household International,
  Inc.                                                   800            22,648
Humana Inc.*<F6>                                         300             3,720
Huntington Bancshares Inc.                               400             7,276
Illinois Tool Works Inc.                                 500            29,165
IMS Health Inc.                                          500             7,485
Ingersoll-Rand Co.                                       300            10,332
Intel Corp.                                           11,500           159,735
International Business
  Machines Corp.                                       2,900           169,331
International Flavors &
  Fragrances Inc.                                        200             6,370
International Game
  Technology*<F6>                                        200            13,828
International Paper Co.                                  800            26,712
The Interpublic Group of
  Companies, Inc.                                        600             9,510
Intuit Inc.*<F6>                                         400            18,212
ITT Industries, Inc.                                     200            12,466
Jabil Circuit, Inc.*<F6>                                 300             4,434
JDS Uniphase Corp.*<F6>                                2,200             4,286
Jefferson-Pilot Corp.                                    300            12,030
John Hancock Financial
  Services, Inc.                                         500            13,900
Johnson & Johnson                                      5,200           281,216
Johnson Controls, Inc.                                   200            15,364
Jones Apparel Group, Inc.*<F6>                           200             6,140
J.P. Morgan Chase & Co.                                3,400            64,566
KB HOME                                                  100             4,884
Kellogg Co.                                              700            23,275
Kerr-McGee Corp.                                         150             6,516
KeyCorp                                                  700            17,479
KeySpan Corp.                                            200             6,700
Kimberly-Clark Corp.                                     850            48,144
Kinder Morgan, Inc.                                      200             7,090
King Pharmaceuticals, Inc.*<F6>                          400             7,268
KLA-Tencor Corp.*<F6>                                    300             8,382
Knight-Ridder, Inc.                                      100             5,641
Kohl's Corp.*<F6>                                        600            36,486
The Kroger Co.*<F6>                                    1,400            19,740
Leggett & Platt, Inc.                                    300             5,937
Lehman Brothers
  Holdings Inc.                                          400            19,620
Lexmark
  International, Inc.*<F6>                               250            11,750
Eli Lilly and Co.                                      1,900           105,146
Limited Brands                                           900            12,906
Lincoln National Corp.                                   300             9,165
Linear Technology Corp.                                  500            10,360
Liz Claiborne, Inc.                                      200             4,990
Lockheed Martin Corp.                                    800            51,736
Loews Corp.                                              300            12,867
Louisiana-Pacific Corp.*<F6>                             200             1,294
Lowe's Companies, Inc.                                 1,300            53,820
LSI Logic Corp.*<F6>                                     700             4,445
Lucent Technologies Inc.*<F6>                          6,100             4,636
Manor Care, Inc.*<F6>                                    200             4,496
Marathon Oil Corp.                                       500            11,340
Marriott International,
  Inc. - Class A                                         400            11,596
Marsh & McLennan
  Companies, Inc.                                        900            37,476
Marshall & Ilsley Corp.                                  400            11,156
Masco Corp.                                              800            15,640
Mattel, Inc.                                             700            12,607
Maxim Integrated
  Products, Inc.*<F6>                                    600            14,856
The May Department
  Stores Co.                                             500            11,385
Maytag Corp.                                             100             2,318
MBIA Inc.                                                300            11,985
MBNA Corp.                                             2,150            39,517
McDermott
  International, Inc.*<F6>                               100               613
McDonald's Corp.                                       2,200            38,852
The McGraw-Hill
  Companies, Inc.                                        300            18,366
McKesson Corp.                                           500            14,165
MeadWestvaco Corp.                                       300             5,763
MedImmune, Inc.*<F6>                                     400             8,368
Medtronic, Inc.                                        2,050            86,346
Mellon Financial Corp.                                   800            20,744
Merck & Co. Inc.                                       3,850           175,984
Mercury Interactive Corp.*<F6>                           100             1,716
Meredith Corp.                                           100             4,305
Merrill Lynch & Co., Inc.                              1,500            49,425
MetLife, Inc.                                          1,200            27,312
MGIC Investment Corp.                                    200             8,166
Micron Technology, Inc.*<F6>                           1,000            12,370
Microsoft Corp.*<F6>                                   9,300           406,782
Millipore Corp.                                          100             3,179
Mirant Corp.*<F6>                                        700             1,547
Molex Inc.                                               300             7,056
Monsanto Co.                                             500             7,645
Moody's Corp.                                            300            14,550
Morgan Stanley                                         1,900            64,372
Motorola, Inc.                                         3,800            38,684
Nabors Industries, Ltd.*<F6>                             200             6,550
National City Corp.                                    1,000            28,530
National Semiconductor
  Corp.*<F6>                                             300             3,582
Navistar International
  Corp.*<F6>                                             100             2,168
NCR Corp.*<F6>                                           200             3,960
Network Appliance, Inc.*<F6>                             600             4,398
The New York Times Co. -
  Class A                                                300            13,635
Newell Rubbermaid Inc.                                   500            15,435
Newmont Mining Corp.                                     700            19,257
Nextel Communications,
  Inc. - Class A*<F6>                                  1,500            11,325
Nicor Inc.                                               100             2,820
NIKE, Inc. - Class B                                     500            21,590
NiSource Inc.                                            400             6,892
Noble Corp.*<F6>                                         200             6,200
Nordstrom, Inc.                                          200             3,588
Norfolk Southern Corp.                                   700            14,133
North Fork BanCorp., Inc.                                300            11,352
Northern Trust Corp.                                     400            15,088
Northrop Grumman Corp.                                   200            24,808
Novell, Inc.*<F6>                                        600             1,260
Novellus Systems, Inc.*<F6>                              200             4,162
Nucor Corp.                                              100             3,790
NVIDIA Corp.*<F6>                                        300             2,568
Occidental Petroleum Corp.                               600            17,028
Office Depot, Inc.*<F6>                                  500             6,170
Omnicom Group Inc.                                       300            16,704
Oracle Corp.*<F6>                                      9,400            73,884
PACCAR Inc.                                              150             5,068
Pactiv Corp.*<F6>                                        300             4,935
Pall Corp.                                               200             3,158
Parametric Technology
  Corp.*<F6>                                             400               720
Parker-Hannifin Corp.                                    200             7,642
Paychex, Inc.                                            625            15,169
J. C. Penney Co., Inc.                                   400             6,368
Peoples Energy Corp.                                     100             3,369
PeopleSoft, Inc.*<F6>                                    500             6,185
The Pepsi Bottling
  Group, Inc.                                            450            10,530
PepsiCo, Inc.                                          3,050           112,698
PerkinElmer, Inc.                                        200             1,090
Pfizer Inc.                                           10,700           310,514
PG&E Corp.*<F6>                                          700             7,882
Phelps Dodge Corp.*<F6>                                  200             5,126
Philip Morris
  Companies Inc.                                       3,700           143,560
Pinnacle West Capital Corp.                              100             2,776
Pitney Bowes Inc.                                        400            12,196
Plum Creek Timber Co., Inc.                              300             6,783
PMC-Sierra, Inc.*<F6>                                    300             1,164
PNC Financial Services
  Group                                                  500            21,085
Power-One, Inc.*<F6>                                     100               298
PPG Industries, Inc.                                     300            13,410
PPL Corp.                                                300             9,762
Praxair, Inc.                                            300            15,333
Principal Financial
  Group, Inc.*<F6>                                       600            15,708
The Procter & Gamble Co.                               2,200           196,636
Progress Energy, Inc.                                    400            16,348
The Progressive Corp.                                    400            20,252
Providian Financial Corp.*<F6>                           500             2,450
Prudential Financial, Inc.*<F6>                        1,000            28,560
Public Service Enterprise
  Group Inc.                                             400            12,200
Pulte Homes, Inc.                                        100             4,263
QLogic Corp.*<F6>                                        200             5,208
QUALCOMM Inc.*<F6>                                     1,300            35,906
Quintiles Transnational
  Corp.*<F6>                                             200             1,902
Qwest Communications
  International Inc.*<F6>                              2,800             6,384
RadioShack Corp.                                         300             6,018
Rational Software Corp.*<F6>                             300             1,296
Raytheon Co.                                             700            20,510
Reebok International Ltd.*<F6>                           100             2,505
Regions Financial Corp.                                  400            13,068
Reliant Energy, Inc.*<F6>                                500             5,005
R.J. Reynolds Tobacco
  Holdings, Inc.                                         200             8,064
Robert Half
  International Inc.*<F6>                                300             4,761
Rockwell Automation, Inc.                                300             4,881
Rockwell Collins, Inc.                                   300             6,582
Rohm and Haas Co.                                        400            12,400
Rowan Companies, Inc.                                    200             3,728
T. Rowe Price Group Inc.                                 200             4,992
Ryder System, Inc.                                       100             2,493
Sabre Holdings Corp.                                     200             3,870
SAFECO Corp.                                             200             6,356
Safeway Inc.*<F6>                                        800            17,840
Sanmina-SCI Corp.*<F6>                                   900             2,493
Sara Lee Corp.                                         1,300            23,777
SBC Communications Inc.                                5,700           114,570
Schering-Plough Corp.                                  2,500            53,300
Schlumberger Ltd.                                        950            36,537
The Charles Schwab Corp.                               2,250            19,575
Scientific-Atlanta, Inc.                                 300             3,753
Sealed Air Corp.*<F6>                                    100             1,689
Sears, Roebuck and Co.                                   500            19,500
Sempra Energy                                            400             7,860
The Sherwin-Williams Co.                                 300             7,104
Siebel Systems, Inc.*<F6>                                800             4,600
Sigma-Aldrich Corp.                                      150             7,391
Simon Property Group, Inc.                               300            10,719
SLM Corp.                                                300            27,942
Snap-on Inc.                                             100             2,298
Solectron Corp.*<F6>                                   1,400             2,954
The Southern Co.                                       1,200            34,536
SouthTrust Corp.                                         600            14,550
Southwest Airlines Co.                                 1,300            16,978
Sprint Corp. - PCS Group*<F6>                          1,800             3,528
Sprint Corp. - FON Group                               1,600            14,592
St. Jude Medical, Inc.*<F6>                              300            10,710
The St. Paul
  Companies, Inc.                                        400            11,488
The Stanley Works                                        100             3,267
Staples, Inc.*<F6>                                       800            10,232
Starbucks Corp.*<F6>                                     700            14,448
Starwood Hotels & Resorts
  Worldwide, Inc.                                        300             6,690
State Street Corp.                                       600            23,184
Stilwell Financial, Inc.                                 400             4,828
Stryker Corp.                                            300            17,280
Sun Microsystems, Inc.*<F6>                            5,600            14,504
SunGard Data
  Systems Inc.*<F6>                                      500             9,725
Sunoco, Inc.                                             100             3,016
SunTrust Banks, Inc.                                     500            30,740
SUPERVALU INC.                                           200             3,230
Symbol Technologies, Inc.                                400             3,068
Synovus Financial Corp.                                  500            10,310
Sysco Corp.                                            1,100            31,229
Target Corp.                                           1,600            47,232
TECO Energy, Inc.                                        300             4,764
Tektronix, Inc.*<F6>                                     200             3,286
Tellabs, Inc.*<F6>                                       700             2,849
Temple-Inland Inc.                                       100             3,863
Teradyne, Inc.*<F6>                                      300             2,880
Texas Instruments Inc.                                 3,000            44,310
Textron, Inc.                                            200             6,820
Thermo Electron Corp.*<F6>                               300             4,839
Thomas & Betts Corp.*<F6>                                100             1,409
Tiffany & Co.                                            300             6,429
The TJX Companies, Inc.                                  900            15,300
TMP Worldwide Inc.*<F6>                                  200             1,800
Torchmark Corp.                                          200             6,852
Toys R Us, Inc.*<F6>                                     400             4,072
Transocean Inc.                                          500            10,400
Travelers Property Casualty
  Corp. - Class B*<F6>                                 1,681            22,744
Tribune Co.                                              500            20,905
TRW Inc.                                                 200            11,710
Tupperware Corp.                                         100             1,662
TXU Corp.                                                500            20,855
Tyco International Ltd.                                3,300            46,530
Union Pacific Corp.                                      400            23,148
Union Planters Corp.                                     300             8,238
Unisys Corp.*<F6>                                        600             4,200
United Parcel Service,
  Inc. - Class B                                       1,900           118,807
United States Steel Corp.                                200             2,322
United Technologies Corp.                                800            45,192
UnitedHealth Group Inc.                                  500            43,610
Univision Communications
  Inc. - Class A*<F6>                                    400             9,120
Unocal Corp.                                             400            12,556
UnumProvident Corp.                                      400             8,140
U.S. Bancorp                                           3,300            61,314
UST Inc.                                                 300             8,463
VERITAS Software Corp.*<F6>                              700            10,269
Verizon
  Communications Inc.                                  4,637           127,239
V. F. Corp.                                              200             7,196
Viacom Inc. - Class B*<F6>                             3,000           121,650
Visteon Corp.                                            200             1,894
Vulcan Materials Co.                                     200             7,232
Wachovia Corp.                                         2,400            78,456
Wal-Mart Stores, Inc.                                  7,600           374,224
Walgreen Co.                                           1,800            55,368
Washington Mutual, Inc.                                1,695            53,342
Waste Management, Inc.                                 1,100            25,652
Waters Corp.*<F6>                                        200             4,850
Watson
  Pharmaceuticals, Inc.*<F6>                             200             4,902
WellPoint Health
  Networks Inc.*<F6>                                     200            14,660
Wells Fargo & Co.                                      2,900           139,664
Wendy's International, Inc.                              200             6,622
Weyerhaeuser Co.                                         400            17,508
Whirlpool Corp.                                          100             4,586
The Williams
  Companies, Inc.                                        800             1,808
Winn-Dixie Stores, Inc.                                  200             2,624
Worthington Industries, Inc.                             100             1,870
Wm. Wrigley Jr. Co.                                      400            19,796
Xcel Energy, Inc.                                        700             6,517
Xerox Corp.*<F6>                                       1,300             6,435
Xilinx, Inc.*<F6>                                        600             9,503
XL Capital Ltd. - Class A                                200            14,700
Yahoo! Inc.*<F6>                                       1,000             9,570
Yum! Brands, Inc.*<F6>                                   500            13,855
Zimmer Holdings, Inc.*<F6>                               300            11,502
Zions BanCorp.                                           200             8,706
                                                                   -----------
     TOTAL COMMON STOCKS
     (COST $17,348,566)                                             12,645,658
                                                                   -----------

     TOTAL INVESTMENTS (99.6%)
     (COST $17,348,566)                                             12,645,658
                                                                   -----------

     OTHER ASSETS,
     LESS LIABILITIES (0.4%)                                            54,650
                                                                   -----------

     TOTAL NET ASSETS
     (100.0%)                                                      $12,700,308
                                                                   -----------
                                                                   -----------

*<F6>  Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2002

                                                  THE CATHOLIC MONEY MARKET FUND

                                                        Principal    Amortized
Commercial Paper (80.6%)                                   Amount         Cost
------------------------                                ---------    ---------
Chevron UK Investment, PLC, 1.73%, 10/03/02 r<F7>        $500,000     $499,952
Compass Securitization, 1.78%, 10/21/02 r<F7>             575,000      574,431
Danske Corp., 1.76%, 10/28/02                             300,000      299,604
Enterprise Funding Corp., 1.77%, 10/18/02 r<F7>           507,000      506,576
First Data Corp., 1.75%, 10/08/02                         500,000      499,830
Gannett Co., 1.75%, 10/11/02                              490,000      489,762
General Electric Capital Services Corp., 1.76%, 10/08/02  500,000      499,829
Marmon Holdings, Inc., 1.75%, 10/09/02 r<F7>              570,000      569,778
MGIC Investment Corp., 1.78%, 10/10/02 r<F7>              500,000      499,778
Morgan Stanley, 1.75%, 10/07/02                           500,000      499,854
Parker-Hannifin Corp., 1.76%, 10/01/02 r<F7>              500,000      500,000
Peacock Funding Corp., 1.78%, 10/24/02 r<F7>              575,000      574,346
Rio Tinto America, Inc., 1.76%, 10/23/02 r<F7>            400,000      399,570
Society of New York Hospital Fund Inc., 1.79%, 10/10/02   500,000      499,776
Svenska Handelsbank, Inc., 1.76%, 10/04/02                420,000      419,939
Swiss Re Financial Products, 1.76%, 10/03/02 r<F7>        550,000      549,946
Sydney Capital Corp., 1.81%, 10/16/02 r<F7>               350,000      349,736
UBS Finance LLC, 1.75%, 10/09/02                          500,000      499,806
USAA Capital Corp., 1.78%, 10/01/02                       490,000      490,000
Yorkshire Building Society, 1.76%, 10/18/02               320,000      319,734
                                                                   -----------
     TOTAL COMMERCIAL PAPER                                          9,542,247
                                                                   -----------

Taxable Municipal Bonds (19.2%)
-------------------------------
California Pollution Control, 1.78%, 10/08/02             500,000      500,000
Cornerstone Funding Corp., 1.85%, 10/02/02                374,000      374,000
Gulf Coast Waste Disposal, 1.75%, 10/16/02                500,000      500,000
Oakland - Alameda Coliseum, 1.78%, 10/09/02               400,000      400,000
Parish of Calcasieu, 1.77%, 10/10/02                      500,000      500,000
                                                                   -----------
     TOTAL TAXABLE MUNICIPAL BONDS                                   2,274,000
                                                                   -----------

Variable Rate Demand Note (0.3%)
--------------------------------
U.S. Bank, N.A., 1.5606%                                   30,357      $30,357
                                                                   -----------
     TOTAL VARIABLE RATE DEMAND NOTE                                    30,357
                                                                   -----------

     TOTAL INVESTMENTS (100.1%)                                     11,846,604
                                                                   -----------

     LIABILITIES, LESS OTHER ASSETS (-0.1%)                             (9,171)
                                                                   -----------

     TOTAL NET ASSETS (100.0%)                                     $11,837,433
                                                                   -----------
                                                                   -----------

r<F7> - Security exempt from registration under Rule 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the board of directors. The amortized cost of such securities was $5,024,113 (42.4% of net assets) at September 30, 2002.

The accompanying Notes to Financial Statements are an integral part of this schedule.

STATEMENTS OF ASSETS & LIABILITIES

                                                        AS OF SEPTEMBER 30, 2002

                                             The Catholic       The Catholic
                                             Equity Fund     Money Market Fund
                                             ------------    -----------------
ASSETS
------
Investments, at cost                          $17,348,566          $11,846,604
                                              -----------          -----------
Investments, at value                         $12,645,658          $11,846,604
Cash                                                2,990                   --
Income receivable                                  18,663                2,461
Receivable for Fund shares sold                     2,135                   78
Receivable from adviser                            43,422                4,868
Other assets                                       33,976               13,958
                                              -----------          -----------
     TOTAL ASSETS                              12,746,844           11,867,969
                                              -----------          -----------

LIABILITIES
-----------
Payable for investments purchased                   1,911                   --
Payable for Fund shares redeemed                       --                2,830
Dividends payable                                      --                   21
Accrued expenses and other liabilities             44,625               27,685
                                              -----------          -----------
     TOTAL LIABILITIES                             46,536               30,536
                                              -----------          -----------

NET ASSETS                                    $12,700,308          $11,837,433
                                              -----------          -----------
                                              -----------          -----------
NET ASSETS CONSIST OF:
----------------------
Paid in capital                               $19,351,424          $11,837,433
Undistributed net investment income                59,541                   --
Undistributed net realized loss                (2,007,749)                  --
Net unrealized depreciation on investments     (4,702,908)                  --
                                              -----------          -----------
NET ASSETS                                    $12,700,308          $11,837,433
                                              -----------          -----------
                                              -----------          -----------
CLASS A SHARES
--------------
Net assets                                     $2,865,775          $11,837,433
Shares authorized ($.001 par value)           100,000,000(1)<F8>   400,000,000
Shares issued and outstanding                     442,072           11,837,433
Net asset value, redemption price and
  minimum offering price per share                  $6.48                $1.00
Maximum offering price per share ($6.48/0.96)       $6.75                $1.00

CLASS C SHARES
--------------
Net assets                                         $3,432                   --
Shares authorized ($.001 par value)           100,000,000(1)<F8>            --
Shares issued and outstanding                         530                   --
Net asset value and offering price per share        $6.48                   --

CLASS I SHARES
--------------
Net assets                                     $9,831,101                   --
Shares authorized ($.001 par value)           100,000,000(1)<F8>            --
Shares issued and outstanding                   1,514,717                   --
Net asset value, redemption price and
  offering price per share                          $6.49                   --

(1)<F8> Represents authorized shares of the Fund. Authorized shares are not allotted to the separate classes.

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                          The Catholic           The Catholic
                                          Equity Fund(1)<F9>  Money Market Fund
                                          ------------------  -----------------
INVESTMENT INCOME
-----------------
Dividend income                              $157,561(2)<F10>       $     --
Interest income                                   857                241,463
                                          -----------               --------
     TOTAL INCOME                             158,418                241,463
                                          -----------               --------

EXPENSES
--------
Investment advisory fees                       59,449                 35,662
Transfer agent fees and expenses               51,894                 27,579
Portfolio accounting fees                      41,159                 29,716
Federal and state registration fees            21,897                 12,143
Audit fees                                     20,096                 12,197
12b-1 fees - Class A                           17,405                  5,944
12b-1 fees - Class C                                5                     --
Legal fees                                     11,749                  7,491
Printing and postage expenses                   9,938                  8,315
Custody fees                                    5,672                  7,448
Directors' fees and expenses                    1,935                  2,063
Other                                           7,312                  6,371
                                          -----------               --------
     TOTAL EXPENSES                           248,511                154,929
                                          -----------               --------
Less waivers and reimbursements by adviser   (141,980)               (41,938)
                                          -----------               --------
     NET EXPENSES                             106,531                112,991
                                          -----------               --------

NET INVESTMENT INCOME                          51,887                128,472
                                          -----------               --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-------------------------------------------
Net realized loss on investments             (957,717)                    --
Net change in unrealized
  appreciation/depreciation
  on investments                           (3,719,227)                    --
                                          -----------               --------
     NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS                   (4,676,944)                    --
                                          -----------               --------

CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $(4,625,057)              $128,472
                                          -----------               --------
                                          -----------               --------

(1)<F9> Effective at the close of business on April 2, 2002, The Catholic Equity Fund acquired, through a non-taxable reorganization, substantially all the assets of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Disciplined Capital Appreciation Fund was considered the accounting survivor of the reorganization. Therefore, the information contained in this statement reflects the operations of The Catholic Disciplined Capital Appreciation Fund from October 1, 2001 through April 2, 2002 and The Catholic Equity Fund from April 3, 2002 through September 30, 2002. (Note 1)
(2)<F10>Net of $590 in foreign withholding taxes.

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        THE CATHOLIC EQUITY FUND

                                                    For the          For the
                                                   Year Ended       Year Ended
                                                 September 30,    September 30,
                                                  2002(1)<F11>     2001(1)<F11>
                                                  ------------     ------------
OPERATIONS
----------
Net investment income (loss)                         $51,887         $(22,274)
Net realized gain (loss) on investments             (957,717)          93,437
Net change in unrealized
  appreciation/depreciation on investments        (3,719,227)      (1,330,066)
                                                 -----------       ----------
     CHANGE IN NET ASSETS
     RESULTING FROM OPERATIONS                    (4,625,057)      (1,258,903)
                                                 -----------       ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
-------------------------------------
Distributions from net realized gain on investments  (93,974)         (12,070)
                                                 -----------       ----------
     CHANGE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                   (93,974)         (12,070)
                                                 -----------       ----------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases               12,592,074        1,158,236
Net proceeds from acquisition (Note 7)            11,898,101               --
Net asset value of shares issued to shareholders
  in payment of distributions declared                87,639           11,272
Cost of shares redeemed                          (11,683,790)         (44,349)
                                                 -----------       ----------
     CHANGE IN NET ASSETS FROM CAPITAL
     SHARE TRANSACTIONS                           12,894,024        1,125,159
                                                 -----------       ----------

     CHANGE IN NET ASSETS                          8,174,993         (145,814)
                                                 -----------       ----------
                                                 -----------       ----------
NET ASSETS, BEGINNING OF PERIOD                    4,525,315        4,671,129
                                                 -----------       ----------
NET ASSETS, END OF PERIOD                        $12,700,308       $4,525,315
                                                 -----------       ----------
                                                 -----------       ----------
UNDISTRIBUTED NET INVESTMENT INCOME                  $59,541               --
                                                 -----------       ----------
                                                 -----------       ----------

(1)<F11> Information contained in this statement for the year ended September 30, 2001 and for the period October 1, 2001 through April 2, 2002 reflects the operations of The Catholic Disciplined Capital Appreciation Fund. The information for the period April 3, 2002 through September 30, 2002 reflects the operations for The Catholic Equity Fund. Also see (1)<F9> on the Statements of Operations and
           Note 1.

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  THE CATHOLIC MONEY MARKET FUND

                                                   For the           For the
                                                  Year Ended        Year Ended
                                                September 30,     September 30,
                                                      2002             2001
                                                -------------     -------------
OPERATIONS
----------
Net investment income                               $128,472          $510,724
Net realized gain on investments                          --                41
                                                 -----------       -----------
     CHANGE IN NET ASSETS
     RESULTING FROM OPERATIONS                       128,472           510,765
                                                 -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Distributions from net investment income            (128,472)         (510,724)
Distributions from net realized
  gain on investments                                     --               (41)
                                                 -----------       -----------
     CHANGE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                  (128,472)         (510,765)
                                                 -----------       -----------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                2,366,833         2,284,604
Net asset value of shares issued to shareholders
  in payment of distributions declared               128,006           509,114
Cost of shares redeemed                           (3,016,288)       (1,455,813)
                                                 -----------       -----------
     CHANGE IN NET ASSETS FROM CAPITAL
     SHARE TRANSACTIONS                             (521,449)        1,337,905
                                                 -----------       -----------

     CHANGE IN NET ASSETS                           (521,449)        1,337,905
                                                 -----------       -----------
                                                 -----------       -----------
NET ASSETS, BEGINNING OF PERIOD                   12,358,882        11,020,977
                                                 -----------       -----------
                                                 -----------       -----------
NET ASSETS, END OF PERIOD                        $11,837,433       $12,358,882
                                                 -----------       -----------
                                                 -----------       -----------

The accompanying Notes to Financial Statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

                                              THE CATHOLIC EQUITY FUND - CLASS A

                                                        For the             For the             For the              For the
                                                       Year Ended          Year Ended          Year Ended          Period Ended
                                                     September 30,       September 30,       September 30,        September 30,
                                                      2002(9)<F20>        2001(9)<F20>        2000(9)<F20>     1999(1)<F12>(9)<F20>
                                                      ------------        ------------        ------------     --------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                       $8.43              $10.95               $9.69               $10.00
                                                          -----              ------              ------               ------
Net investment income (loss)                               0.06               (0.04)(7)<F18>      (0.03)(7)<F18>          --(8)<F19>
Net realized and unrealized
  gain (loss) on investments                              (1.83)              (2.45)               1.31                (0.31)
                                                          -----              ------              ------               ------
     TOTAL FROM
     INVESTMENT OPERATIONS                                (1.77)              (2.49)               1.28                (0.31)
                                                          -----              ------              ------               ------

Distributions from net
  realized gain on investments                            (0.18)              (0.03)              (0.02)                  --
                                                          -----              ------              ------               ------
     TOTAL DISTRIBUTIONS                                  (0.18)              (0.03)              (0.02)                  --
                                                          -----              ------              ------               ------

NET ASSET VALUE,
END OF PERIOD                                             $6.48               $8.43              $10.95                $9.69
                                                          -----              ------              ------               ------
                                                          -----              ------              ------               ------

Total return(2)<F13>                                   (21.65)%            (22.81)%              13.16%                3.10%(3)<F14>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(4)<F15>(5)<F16>                                  1.23%               1.75%               1.75%                1.75%
Net investment income (loss)(4)<F15>(5)<F16>              0.31%             (0.45)%             (0.33)%              (0.03)%
Expenses(4)<F15>(6)<F17>                                  2.48%               3.05%               3.31%                4.83%
Net investment loss(4)<F15>(6)<F17>                     (0.94)%             (1.75)%             (1.89)%              (3.11)%
Net assets, end of period                            $2,865,775          $4,525,315          $4,671,129           $3,365,592
Portfolio turnover rate                                  31.23%(3)<F14>      39.17%              28.78%                2.44%(3)<F14>

(1)<F12> Reflects operations for the period from May 3, 1999 (commencement of operations), to September 30, 1999.
(2)<F13>  Based on net asset value, which does not reflect the sales charge.
(3)<F14>  Not annualized.
(4)<F15>  Computed on an annualized basis.
(5)<F16>  Net of waivers and reimbursements by adviser.
(6)<F17>  Gross of waivers and reimbursements by adviser.
(7)<F18> Per share net investment loss has been calculated prior to tax adjustments.
(8)<F19>  Less than one cent per share.
(9)<F20> Information for the periods ended September 30, 1999, 2000, 2001 and October 1, 2001 through April 2, 2002 reflect the operations of The Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through September 30, 2002 reflects the operations of The Catholic Equity Fund. (Note 1)

The accompanying Notes to Financial Statements are an integral part of these statements.

                                              THE CATHOLIC EQUITY FUND - CLASS C

                                                              For the
                                                           Period Ended
                                                           September 30,
                                                           2002(1)<F21>
                                                           ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.92
                                                               -----

Net investment income                                           0.01
Net realized and unrealized loss on investments                (2.45)
                                                               -----
     TOTAL FROM INVESTMENT OPERATIONS                          (2.44)
                                                               -----

NET ASSET VALUE, END OF PERIOD                                 $6.48
                                                               -----
                                                               -----

Total return(2)<F22>                                        (27.47)%(3)<F23>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(4)<F24>(5)<F25>                                       1.20%
Net investment income(4)<F24>(5)<F25>                          0.67%
Expenses(4)<F24>(6)<F26>                                       3.71%
Net investment loss(4)<F24>(6)<F26>                          (1.84)%
Net assets, end of period                                     $3,432
Portfolio turnover rate                                       31.23%(3)<F23>

(1)<F21> Reflects operations for the period from April 9, 2002 (commencement of operations), to September 30, 2002.
(2)<F22> Based on net asset value, which does not reflect the contingent deferred sales charge.
(3)<F23>  Not annualized.
(4)<F24>  Computed on an annualized basis.
(5)<F25>  Net of waivers and reimbursements by adviser.
(6)<F26>  Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

                                              THE CATHOLIC EQUITY FUND - CLASS I

                                                               For the
                                                            Period Ended
                                                            September 30,
                                                            2002(1)<F27>
                                                            ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.02
                                                                -----

Net investment income                                            0.02
Net realized and unrealized loss on investments                 (2.55)
                                                                -----
     TOTAL FROM INVESTMENT OPERATIONS                           (2.53)
                                                                -----

NET ASSET VALUE, END OF PERIOD                                  $6.49

Total return                                                 (28.05)%(2)<F28>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(3)<F29>(4)<F30>                                        0.70%
Net investment income(3)<F29>(4)<F30>                           1.03%
Expenses(3)<F29>(5)<F31>                                        2.55%
Net investment loss(3)<F29>(5)<F31>                           (0.82)%
Net assets, end of period                                  $9,831,101
Portfolio turnover rate                                        31.23%(2)<F28>

(1)<F27> Reflects operations for the period from April 3, 2002 (commencement of operations), to September 30, 2002.
(2)<F28>  Not annualized.
(3)<F29>  Computed on an annualized basis.
(4)<F30>  Net of waivers and reimbursements by adviser.
(5)<F31>  Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

                                                  THE CATHOLIC MONEY MARKET FUND

                                                        For the             For the             For the
                                                       Year Ended          Year Ended         Period Ended
                                                     September 30,       September 30,       September 30,
                                                          2002                2001            2000(1)<F32>
                                                      ------------        ------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00               $1.00               $1.00
                                                          -----               -----               -----

Net investment income                                      0.01                0.04                0.04
                                                          -----               -----               -----
       TOTAL FROM INVESTMENT OPERATIONS                    0.01                0.04                0.04
                                                          -----               -----               -----

Distributions from net investment income                  (0.01)              (0.04)              (0.04)
                                                          -----               -----               -----
       TOTAL DISTRIBUTIONS                                (0.01)              (0.04)              (0.04)
                                                          -----               -----               -----

NET ASSET VALUE, END OF PERIOD                            $1.00               $1.00               $1.00
                                                          -----               -----               -----
                                                          -----               -----               -----

Total return                                              1.09%               4.45%               4.08%(2)<F33>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(3)<F34>(4)<F35>                                  0.95%               0.91%               0.91%
Net investment income(3)<F34>(4)<F35>                     1.08%               4.35%               5.34%
Expenses(3)<F34>(5)<F36>                                  1.30%               1.05%               1.19%
Net investment income(3)<F34>(5)<F36>                     0.73%               4.21%               5.06%
Net assets, end of period                           $11,837,433         $12,358,882         $11,020,977

(1)<F32> Reflects operations for the period from January 7, 2000 (commencement of operations), to September 30, 2000.
(2)<F33>  Not annualized.
(3)<F34>  Computed on an annualized basis.
(4)<F35>  Net of waivers and reimbursements by adviser.
(5)<F36>  Gross of waivers and reimbursements by adviser.

The accompanying Notes to Financial Statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

                                                        AS OF SEPTEMBER 30, 2002

1. ORGANIZATION
---------------

The Catholic Funds, Inc. (the "Company") was incorporated on December 16, 1998, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of two diversified series: The Catholic Equity and Money Market Funds (the "Funds"). At the close of business on April 2, 2002, The Catholic Equity Fund ("Equity Fund") acquired, through a non-taxable reorganization, substantially all of the net assets of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Disciplined Capital Appreciation Fund ("Disciplined Capital Appreciation Fund") was deemed to be the accounting survivor of the reorganization. In 2002, the Company designated three classes of Equity Fund shares: Class A, Class C and Class I. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. All outstanding shares of the Disciplined Capital Appreciation Fund were redesignated as Class A shares effective on March 25, 2002. Class A shares are subject to an initial maximum sales charge of 4.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund's prospectus. Class C shares became effective on March 25, 2002 and commenced operations on April 9, 2002. Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the original purchase price or the cost of shares being redeemed. Class I shares became effective on March 25, 2002 and commenced operations on April 3, 2002. Class I shares are no-load shares. The Catholic Money Market Fund became effective on November 8, 1999 and commenced operations on January 7, 2000. The Funds are both managed by Catholic Financial Services Corporation (the "Adviser").

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (i.e., GAAP).

A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange that day. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the board of directors.

B) FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been recorded.

C) DISTRIBUTIONS TO SHAREHOLDERS

The Catholic Equity Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. The Catholic Money Market Fund pays dividends monthly. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the year ended September 30, 2002 were as follows:

                                   Ordinary                Long-term
                                    income               capital gains
                                   --------              -------------
Equity Fund                        $     --                 $93,974
Money Market Fund                   128,472                      --

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis of reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

The tax components of distributable earnings, capital loss carryforwards (expiring in varying amounts through 2009), and post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                 Ordinary      Long-term       Net capital loss   Post-October
                  income      capital gains     carryforwards        losses
                 --------     ------------     ----------------   ------------
Equity Fund      $59,428         $   --           $1,166,045        $387,189

D) EXPENSES

Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund or to any class of shares of the Equity Fund are either allocated equally between the Funds or in proportion to their respective net assets when appropriate. Fees paid under the Distribution Plan (the "Plan") are borne by the specific class of shares of the Equity Fund to which the Plan applies.

E) OTHER

For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

Income Recognition - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
----------------------------------------------------------------

Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

The Catholic Equity Fund pays the Adviser a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95%, 1.20% and 0.70% of the average daily net assets of The Catholic Equity Fund - Class A, Class C and Class I shares, respectively. The Catholic Equity Fund - Class A's operating expense for the year ended September 30, 2002 is a blended rate due to the accounting history of the Disciplined Capital Appreciation Fund carrying over to the Equity Fund. For the period October 1, 2001 to April 2, 2002, the Disciplined Capital Appreciation Fund had an expense cap of 1.75% of the Fund's average daily net assets. The expense cap agreement terminates on September 30, 2003.

The Catholic Money Market Fund pays the Adviser a monthly fee according to the following schedule: if the Fund has average daily net assets of $50 million or less: 0.30%; if the Fund has average daily net assets of more than $50 million but less than $100 million: 0.25%; if the Fund has average daily net assets of more than $100 million and less than $200 million: 0.20%; if the Fund's average daily net assets exceed $200 million: 0.15%. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. The expense cap agreement terminates on September 30, 2003.

The Adviser has entered into sub-advisory agreements for each of the Funds. The sub-advisers are Mellon Equity Associates, LLP ("Mellon") for The Catholic Equity Fund and Strong Capital Management, Inc. ("Strong") for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the Adviser, as a percent of average daily net assets under the sub-advisory agreements are as follows:

o Mellon: 0.12% on the first $50 million; 0.06% of the Funds' average daily nets assets in excess of $50 million.

o Strong: 0.20% if the portfolio is $50 million or less; 0.15% if the portfolio is over $50 million and less than $100 million; 0.10% if the portfolio is over $100 million and less than $200 million; 0.075% if the portfolio is $200 million or more.

For the year ended September 30, 2002, expenses of $141,980 and $41,938 were waived by the Adviser for The Catholic Equity and Money Market Funds, respectively. The Adviser may terminate these waivers and expense reimbursements after September 30, 2003.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Company to use annually 0.25% and 0.75% of its net assets for The Catholic Equity Fund - Class A and Class C, respectively, and 0.05% for The Catholic Money Market Fund, computed on a daily basis, to finance certain activities relating to the distribution of its shares to investors. For the year ended September 30, 2002, 12b-1 distribution expenses of $17,405, $5 and $5,944 were paid from The Catholic Equity Fund - Class A, Class C and Money Market Fund, respectively. These expenses were remitted to the Adviser, who also acts as distributor for the shares of each Fund. The Adviser also received sales charges from the sale of The Catholic Equity Fund - Class A shares of $9,621 for the year ended September 30, 2002. There were no contingent deferred sales charges paid to the Adviser for the redemption of The Catholic Equity Fund - Class C shares during the period ended September 30, 2002. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund. In addition to $500 per year retainer fee and $250 per meeting fee, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. CAPITAL SHARE TRANSACTIONS
-----------------------------

Transactions of shares of the Funds were as follows:

THE CATHOLIC EQUITY FUND - CLASS A SHARES

                                        For the Year Ended                        For the Year Ended
                                    September 30, 2002(1)<F37>                September 30, 2001(1)<F37>
                                    ---------------------------              ---------------------------
                                    Amount               Shares              Amount               Shares
                                    ------               ------              ------               ------
Shares sold                          $603,783              62,346          $1,158,236             113,618
Shares issued to effect
  acquisition (Note 7)             11,898,101           1,319,159                  --                  --
Shares issued to holders in
  reinvestment of distributions        87,639               9,642              11,272               1,100
Shares redeemed                   (11,683,790)(4)<F40> (1,485,840)            (44,349)             (4,373)
                                  -----------          ----------          ----------             -------
     NET INCREASE (DECREASE)         $905,733             (94,693)         $1,125,159             110,345
                                  -----------          ----------          ----------             -------
                                  -----------          ----------          ----------             -------

THE CATHOLIC EQUITY FUND - CLASS C SHARES

                                          For the Period Ended
                                       September 30, 2002(2)<F38>
                                       ---------------------------
                                       Amount               Shares
                                       ------               ------
Shares sold                            $3,500                 530
                                       ------                 ---
      NET INCREASE                     $3,500                 530
                                       ------                 ---
                                       ------                 ---

THE CATHOLIC EQUITY FUND - CLASS I SHARES

                                        For the Period Ended
                                     September 30, 2002(3)<F39>
                                    ---------------------------
                                    Amount               Shares
                                    ------               ------
Shares sold                       $11,984,791(4)<F40>   1,514,717
                                  -----------           ---------
      Net Increase                $11,984,791           1,514,717
                                  -----------           ---------
                                  -----------           ---------

THE CATHOLIC MONEY MARKET FUND

                                    For the Year Ended       For the Year Ended
                                    September 30, 2002       September 30, 2001
                                    ------------------       ------------------
Shares sold                             2,366,833                2,284,604
Shares issued to holders in
  reinvestment of distributions           128,006                  509,114
Shares redeemed                        (3,016,288)              (1,455,813)
                                       ----------               ----------
     NET INCREASE (DECREASE)             (521,449)               1,337,905
                                       ----------               ----------
                                       ----------               ----------

(1)<F37> Share transactions for the year ended September 30, 2001 and for the period October 1, 2001 through April 2, 2002 reflects the operations of The Catholic Disciplined Capital Appreciation Fund. Share transactions for the period April 3, 2002 through September 30, 2002 reflects the operations of The Catholic Equity Fund. (Note 1)
(2)<F38> Reflects operations for the period from April 9, 2002 (commencement of operations) to September 30, 2002.
(3)<F39> Reflects operations for the period from April 3, 2002 (commencement of operations) to September 30, 2002.
(4)<F40> Includes $10,758,990 redeemed from Class A and immediately reinvested in Class I Shares.

5. INVESTMENT TRANSACTIONS
--------------------------

The aggregate purchases and sales of securities, excluding short-term investments for The Catholic Equity Fund for the year ended September 30, 2002 were $12,788,252 and $2,948,800, respectively. There were no purchases and sales of U.S. government securities for the Fund. The purchase and sale amounts above do not include $11,415,083 of purchases and $8,446,987 of sales that occurred in an effort to realign the Fund's portfolio of securities as part of the Fund mergers described in Note 7.

At September 30, 2002, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $17,802,968, for The Catholic Equity Fund was as follows:

               Appreciation                               $278,821
               (Depreciation)                           (5,436,131)
                                                       -----------
         NET DEPRECIATION ON INVESTMENTS               $(5,157,310)
                                                       -----------
                                                       -----------

6. CHANGE IN INDEPENDENT ACCOUNTANTS
------------------------------------

Effective August 1, 2002, the Board of Directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Funds' independent certified public accountants for the fiscal year ended September 30, 2002 to fill a vacancy in such position in accordance with Section 32(a)(2) of the 1940 Act resulting from Arthur Andersen LLP's cessation of operations. Arthur Andersen LLP had served as the Funds' independent certified public accountant for the Funds' fiscal years ended September 30, 1999, September 30, 2000 and September 30, 2001. Arthur Andersen LLP's report of the financial statements of the Funds for the fiscal years September 30, 1999, September 30, 2000 and September 30, 2001 did not contain an adverse opinion or disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure during the fiscal years ended September 30, 1999, September 30, 2000 and September 30, 2001 or for the interim period from October 1, 2001 through the date of their termination.

The Funds represent that they had not consulted with PricewaterhouseCoopers LLP any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds' financial statements.

7. ACQUISITION INFORMATION
--------------------------

Effective at the close of business on April 2, 2002, The Catholic Equity Fund acquired, through a non-taxable reorganization, substantially all of the net assets of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Equity Fund issued 1,864,487 shares (valued at $16,816,919) for the 582,068, 699,484 and 545,376 shares outstanding for The
Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively. The net assets of $5,712,323, $6,185,778 and $4,918,818 of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively, included net unrealized appreciation (depreciation) on investments of $124,750, $(177,234) and $(398,551), and accumulated net realized losses of $(183,267), $(874,354) and $(170,097), respectively. The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds also had capital loss carryforwards which were combined with those of The Catholic Equity Fund. Subject to IRS regulations, The Catholic Equity Fund may use capital loss carryforwards of $179,611 from The Catholic Equity Income Fund, $817,512 from The Catholic Large-Cap Growth Fund and $168,922 from The Catholic Disciplined Capital Appreciation Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

                                                        THE CATHOLIC FUNDS, INC.

To the Board of Directors and Shareholders of The Catholic Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Catholic Equity Fund and The Catholic Money Market Fund (constituting The Catholic Funds, Inc., hereafter referred to as the "Funds") at September 30, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements for the periods ended September 30, 2001, 2000, and 1999 were audited by other independent accountants whose report dated October 25, 2001, except for Note 6, as to which the date is November 12, 2001, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 15, 2002

DIRECTORS AND OFFICERS (UNAUDITED)

                                                        THE CATHOLIC FUNDS, INC.

                                                                                                     Number of
                                                                                                     Portfolios in   Other
                                                Term of Office                                       Complex         Directorships
                               Position(s)      and Length of    Principal Occupation(s)             Overseen by     Held by
Name, Address and Age          Held with CFI    Time Served      During Past 5 Years                 Director        Director
---------------------          -------------    --------------   -----------------------             -------------   -------------
INDEPENDENT DIRECTORS:
----------------------

Thomas A. Bausch, PhD          Director         Indefinite,      Professor of Management,                  2          None
1100 W. Wells St.                               until successor  Marquette University since 1978.
Milwaukee, WI  53233                            elected.
Age: 64
                                                Since 1999

J. Michael Borden              Director         Indefinite,      Chief Executive Officer of                2          Trustee,
1100 W. Wells St.                               until successor  HUFCOR (1978-present).                               Jefferson
Milwaukee, WI  53233                            elected.                                                              Fund Group
Age: 65                                                                                                               Mutual Funds
                                                Since 1999

Daniel R. Doucette             Director         Indefinite,      President and CEO Milwaukee               2          None
1100 W. Wells St.                               until successor  Insurance (1989 to present).
Milwaukee, WI  53233                            elected.
Age: 53
                                                Since 1999

Conrad L. Sobczak              Director         Indefinite,      Retired; President and CEO, Family        2          None
1100 W. Wells St.                               until successor  Health Systems (1987 to 1998).
Milwaukee, WI  53233                            elected.
Age: 64
                                                Since 1999
INTERESTED DIRECTORS:
---------------------

Daniel J. Steininger(1)<F41>   Director,        Indefinite,      CEO-Catholic Knights                      2          None
1100 W. Wells St.              Chairman         until successor  since 1981.
Milwaukee, WI  53233           of the Board     elected.
Age: 57
                                                Since 1999

Allan G. Lorge(1)<F41>         Director,        Indefinite,      CFO-Catholic Knights                      2          None
1100 W. Wells St.              Vice President,  until successor  since 1986.
Milwaukee, WI  53233           Secretary and    elected.
Age: 52                        Chief Financial
                               Officer
                                                Since 1999

Thomas J. Munninghoff(2)<F42>  Director         Indefinite,      CPA-Munninghoff, Lange and Co.            2          None
1100 W. Wells St.                               until successor  (Accounting Firm) since 1983.
Milwaukee, WI  53233                            elected.
Age: 55
                                                Since 1999

OFFICERS:
---------

Theodore F. Zimmer             President        One year term,   General Counsel-Catholic                 n/a         n/a
1100 W. Wells St.                               subject to       Knights since 1997.
Milwaukee, WI  53233                            election by
Age: 61                                         Board of
                                                Directors
                                                or until
                                                successor
                                                is elected.

                                                Since 1999

Russell J. Kafka               Treasurer        One year term,   Vice President-Investments,              n/a         n/a
1100 W. Wells St.                               subject to       Catholic Knights
Milwaukee, WI  53233                            election by      since 1985.
Age: 58                                         Board of
                                                Directors
                                                or until
                                                successor
                                                is elected.

                                                Since 1999

William J. Binder              Vice President   One year term,   Vice President-Sales, Catholic           n/a         n/a
1100 W. Wells St.                               subject to       Financial Services Corp.
Milwaukee, WI  53233                            election by      since 2002, Vice President,
Age: 43                                         Board of         Bank of America 1999-2002.
                                                Directors        Vice President, Commerzbank
                                                or until         1994-1999.
                                                successor
                                                is  elected.

                                                Since 2002

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-222-2402.

(1)<F41> Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of The Catholic Funds, Inc. by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.
(2)<F42> Mr. Munninghoff is considered to be an "interested person" (as defined in the 1940 Act) of The Catholic Funds, Inc. by virtue of the fact that he is a director of Catholic Order of Foresters, a shareholder of Catholic Financial Services Corporation.

                      A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, subadviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

BOARD OF DIRECTORS
------------------
Daniel Steininger
Chairman of the Board

Thomas Bausch
J. Michael Borden
Daniel Doucette
Allan Lorge
Thomas Munninghoff
Conrad Sobczak

OFFICERS
--------
Theodore Zimmer
President

William J. Binder
Vice President

Allan Lorge
Vice President, Secretary and
  Chief Financial Officer

Russell Kafka
Treasurer

INVESTMENT ADVISER
------------------
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

SUBADVISERS
-----------
The Catholic Equity Fund
------------------------
Mellon Equity Associates, LLP
500 Grant St., Suite 4200
Pittsburgh, PA  15258

The Catholic Money Market Fund
------------------------------
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

LEGAL COUNSEL
-------------
Quarles & Brady LLP

CUSTODIAN
---------
U.S. Bank, N.A.

TRANSFER AGENT
--------------
U.S. Bancorp Fund Services, LLC

INDEPENDENT ACCOUNTANTS
-----------------------
PricewaterhouseCoopers LLP

SHAREHOLDER SERVICES
--------------------
The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI   53201-0701

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
Robert Ciesla, High Chief Ranger
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St.  Louis, MO 63139-1980

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

   This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
    The Catholic Church has not sponsored or endorsed The Catholic Funds nor approved or disapproved of the Funds as an investment.

                 (CATHOLIC FINANCIAL SERVICES CORPORATION LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                1100 West Wells Street  o  Milwaukee, WI  53233
                                 1-414-278-6550
                              Member NASD and SIPC
              The Catholic Funds are not available in all states.